CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Aggressive Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust –	Legg Mason Partners Variable Equity Trust –
Franklin Templeton Aggressive Model Portfolio	Franklin Templeton Aggressive Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: August 18, 2021	Date: August 18, 2021

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Aggressive Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Aggressive Model Portfolio	Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Aggressive Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: August 18, 2021	Date: August 18, 2021

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderate Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderate Model Portfolio	Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderate Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: August 18, 2021	Date: August 18, 2021

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Conservative Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Conservative Model Portfolio	Legg Mason Partners Variable Equity Trust – Franklin Templeton Moderately Conservative Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: August 18, 2021	Date: August 18, 2021

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Christopher Berarducci, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – Franklin Templeton Conservative Model Portfolio (the “Registrant”), each certify to the best of their knowledge that:

1.    The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2021 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust – Franklin Templeton Conservative Model Portfolio	Legg Mason Partners Variable Equity Trust – Franklin Templeton Conservative Model Portfolio

/s/ Jane Trust	/s/ Christopher Berarducci
Jane Trust	Christopher Berarducci

Date: August 18, 2021	Date: August 18, 2021

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.